UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                SCHEDULE 14A
                   Information Required in Proxy Statement
                          SCHEDULE 14A INFORMATION

 Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                                    1934

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|x | Preliminary Proxy Statement

| | Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

|  | Definitive Proxy Statement

|  | Definitive Additional Materials

|  | Soliciting Material Under Rule 14a-12.

                            DAKOTA IMAGING, INC.
              (Name of Registrant as Specified in Its Charter)





  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
|X|  No fee required.

|   |     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

(1)  Title of each class of securities to which transaction applies:
Common Stock, par value $.001 per share, of Dakota Imaging, Inc.

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: The filing fee was calculated pursuant to Exchange Act Rule 0-11 (c)(1), and is the product of multiplying 1/50 of 1% by an amount equal to the sum of (x) the product of ______________ shares of Common Stock, par value $.001 per share, of Dakota Imaging, Inc. multiplied by $_____________ per share, and (y) $___________ payable to holders of outstanding options to purchase shares of Common Stock in exchange for the cancellation of such options.

(4)  Proposed maximum aggregate value of transaction:  -0-

(5)  Total fee paid:   -0-

|   |     Fee paid previously with preliminary materials.

| | Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

_____________________________________________

(2)  Form, Schedule or Registration Statement No.:

_____________________________________________

(3)  Filing Party:

_____________________________________________

(4)  Date Filed:

_____________________________________________

                            DAKOTA IMAGING, INC.
                            4483 West Reno Avenue
                             Las Vegas, NV 89118
                               (702) 221-8070

Dear Dakota Imaging, Inc. Shareholder:

      You are cordially invited to attend the Annual meeting of shareholders of Dakota Imaging, Inc., a North Dakota corporation, ("Dakota") to be held on April 4, 2002, at 10:00 a.m., local time, at The Conference Room, Suite 115 - 1850 E. Flamingo Road, Las Vegas, Nevada 89119. At the Annual meeting, you will be asked to consider and vote on the following proposals;

1. To elect a new Board of Directors for Dakota to serve through the next year, (current nominations are for Gregg Giuffria, Veldon Simpson, and Richard Hannigan);

2.   To change the Company's fiscal year end to December 31;

3. To change the Company's name from Dakota Imaging, Inc. to Voyager Entertainment International, Inc.;

4.   To amend the Company's Certificate of Incorporation;

5.   To amend and restate the Company's Bylaws;

6. To Ratify the appointment of MERDINGER, FRUCHTER, ROSEN & CORSO, P.C. to serve as the Company's auditor;

7. To adopt a stock option plan providing for options on up to 5 million shares of common stock; and

8. To transact such other business as may properly come before the Annual meeting or any adjournment or postponement.

The Board of Directors has specified March 1, 2002, at the close of business, as the record date for the purpose of determining the shareholders who are entitled to receive notice of and to vote at the Annual meeting. A list of the shareholders entitled to vote at the Annual meeting will be available for examination by any shareholder at the Annual meeting. For 10 days prior to the Annual meeting, this shareholder list will also be available for inspection by shareholders at our corporate offices at 4483 West Reno Avenue, Las Vegas during ordinary business hours.

Please read the proxy statement and other materials concerning Dakota Imaging, Inc., which were mailed with this notice, for a more complete statement regarding the Proposals to be acted upon at the Annual meeting.

      Whether or not you plan to attend the Annual meeting, please take the time to vote on the Proposal submitted by completing and mailing the enclosed proxy card to us. Please sign, date and mail your proxy card indicating how you wish to vote. If you fail to return your proxy card, the effect will be a vote against the Proposals.

                                   Sincerely,

                                   /s/ Richard Hannigan
                                   Richard Hannigan
                                   PRESIDENT AND DIRECTOR

The Proposals voted upon have not been approved or disapproved by the Securities and Exchange Commission (the "SEC") or any state securities regulators nor has the SEC or any state securities regulator passed upon the fairness or merits of the Proposals or upon the accuracy or adequacy of the information contained in this proxy statement. Any representation to the contrary is unlawful.

      This proxy statement is dated March 6, 2002, and is first being mailed to Dakota shareholders on or about March 18, 2002 to shareholders of record as of March 1, 2002.

                            DAKOTA IMAGING, INC.
                            4483 West Reno Avenue
                             Las Vegas, NV 89118
                               (702) 221-8070

                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON APRIL 4, 2002

Dear Dakota Shareholder:

      We will hold the Annual meeting of Shareholders of Dakota Imaging, Inc. on April 4, 2002, at 10:00 a.m., local time, at the Conference Room, Suite 115, 1850 E. Flamingo Rd., Las Vegas, Nevada 89119, for the following purposes:

1. To elect a new Board of Directors for Dakota to serve through the next year, (current nominations are for Gregg Giuffria, Veldon Simpson, and Richard Hannigan);

2.   To change the Company's fiscal year end to December 31;

3. To change the Company's name from Dakota Imaging, Inc. to Voyager Entertainment International, Inc.;

4.   To amend the Company's Certificate of Incorporation;

5.   To amend and restate the Company's Bylaws;

6. To ratify the appointment of MERDINGER, FRUCHTER, ROSEN & CORSO, P.C. to serve as the Company's auditor;

7. To adopt a stock option plan providing for options on up to 5 million shares of common stock; and

8. To transact such other business as may properly come before the Annual meeting or any adjournment or postponement.

      The Board of Directors has determined that the Proposals are fair to, and in the best interests of, the Dakota shareholders and unanimously recommends that you vote "FOR" the Proposals.

      Only Dakota shareholders of record at the close of business on March 1, 2002 are entitled to notice of and to vote at the Annual meeting or any adjournment or postponement thereof. A complete list of the shareholders entitled to vote at the Annual meeting or any adjournments or postponements of the Annual meeting will be available at and during the Annual meeting.

YOUR VOTE IS IMPORTANT. TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY TO THE COMPANY, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON. YOU MAY REVOKE YOUR PROXY IN THE MANNER DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT ANYTIME BEFORE IT HAS BEEN
VOTED AT THE ANNUAL MEETING. IF YOU RETURN A PROXY WITHOUT SPECIFYING A CHOICE ON THE PROXY, THE PROXY WILL BE VOTED "FOR" THE PROPOSALS. IT MAY BE POSSIBLE FOR YOU TO VOTE IN PERSON AT THE ANNUAL MEETING EVEN IF YOU HAVE RETURNED A PROXY. PLEASE REVIEW THE PROXY STATEMENT FOR MORE INFORMATION.

                         By Order of the Board of Directors

                         /s/ Richard Hannigan
                         Richard Hannigan
                         PRESIDENT AND DIRECTOR

4483 West Reno Avenue
Las Vegas, NV 89118
March 18, 2002

                              TABLE OF CONTENTS

                                                                         PAGE

SUMMARY OF PROPOSALS                                                       1
     Date, Time and Place                                                  1
     Purpose of the Meeting                                                1
     Shareholders Entitled to Vote                                         2
     Vote Required                                                         2
     Recommendation of Dakota's Board of Directors                         2

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING                         3

WHO CAN HELP ANSWER YOUR QUESTIONS                                         4

CAUTIONARY STATEMENT CONCERNING FORWARD LOOKING STATEMENTS                 4

THE ANNUAL MEETING                                                         5
     Time, Place and Date                                                  5
     Purpose of the Meeting                                                5
          ITEM 1. Election of Directors                                    5
          ITEM 2. Change of fiscal year end                                6
          ITEM 3. Change of name                                           6
          ITEM 4. Amendment to Certificate of Incorporation                7
          ITEM 5. Amendment and restatement of Bylaws                      7
          ITEM 6. Ratify appointment of auditors                           7
          ITEM 7. Adopt Stock Option Plan                                  8
          ITEM 8. Transaction of other business                            9
     Record Date and Voting at the Annual Meeting                          9
     Votes Required                                                        9
     Solicitation and Proxy Solicitor                                      9
     Revocation and Use of Proxies                                        10
     Adjournments or Postponements                                        10

INTEREST OF CERTAIN PERSONS IN OR
OPPOSITION TO MATTERS ACTED UPON                                          10

AUDIT COMMITTEE ( No Audit Committee Exists)                              11

INDEPENDENT AUDITORS                                                      11

CURRENT OFFICERS AND DIRECTORS                                            12
     Board of Directors Meetings                                          13
     Insider Participation in Compensation Decision                       13
     Board of Directors Report on Executive Compensation                  13

EXECUTIVE COMPENSATION                                                    13

VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS THEREOF                      14

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE                   15

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS                      15

SHAREHOLDER PROPOSALS FOR THE 2003 ANNUAL MEETING                         15

OTHER MATTERS                                                             15

EXPENSES OF PROXY SOLICITATION                                            16

WHERE YOU CAN FIND MORE INFORMATION                                       16

EXHIBITS
     Exhibit A - Amended and Restated Bylaws                             A-1

                            SUMMARY OF PROPOSALS

      This summary highlights selected information included in this proxy statement. This summary may not contain all of the information that is important to you. For a more complete understanding of the Proposals and the other information contained in this proxy statement, you should read this entire proxy statement carefully, as well as the additional documents to which it refers. For instructions on obtaining more information, see "Where You Can Find More Information."

Date,  Time  and  Place  of  Annual
Meeting April 4, 2002, at 10:00 a.m., Las Vegas time, at the Conference Room, Suite 115, 1850 East Flamingo Rd., Las Vegas, Nevada, ("the Annual Meeting"). (See "INTRODUCTION")

Purpose of the Meeting               1.    To elect a new Board of Directors
                                     for  Dakota to serve through  the  next
                                     year,  (current  nominations  are   for
                                     Gregg  Giuffria,  Veldon  Simpson,  and
                                     Richard Hannigan);

                                     2.    To  change  the Company's  fiscal
                                     year end to December 31;

                                     3.    To change the Company's name from
                                     Dakota   Imaging,   Inc.   to   Voyager
                                     Entertainment International, Inc.;

                                     4.   To amend the Company's Certificate
                                     of Incorporation;

                                     5.   To amend and restate the Company's
                                     Bylaws;

                                     6.     To  Ratify  the  appointment  of
                                     MERDINGER,  FRUCHTER,  ROSEN  &  CORSO,
                                     P.C. to serve as the Company's auditor;

                                     7.    To  adopt  a  stock  option  plan
                                     providing  for  options  on  up  to   5
                                     million shares of common stock; and

                                     8.   To transact such other business as
                                     may  properly  come before  the  Annual
                                     meeting    or   any   adjournment    or
                                     postponement.

Shareholders Entitled to Vote        Only  Dakota shareholders of record  at
                                     5:00  p.m., Las Vegas time on March  1,
                                     2002  are entitled to notice of and  to
                                     vote at the Annual Meeting.

Vote Required                        Under  North Dakota law, the  Proposals
                                     at   the  Annual  meeting  require  the
                                     affirmative  vote of the holders  of  a
                                     majority  of  the Dakota  Common  Stock
                                     outstanding and entitled to  vote.  See
                                     "Introduction," and "The  Proposal-Vote
                                     Required."

Recommendation  of  the  Board   of
Directors of Dakota                  Our  Board  of Directors has determined
                                     that the Proposals are advisable and in
                                     the  best interests of Dakota  and  our
                                     shareholders and that the Proposals are
                                     fair  to our shareholders Our Board  of
                                     Directors  recommends  that  you   vote
                                     "FOR" adoption of the Proposals.

             QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING

WHAT DOES OUR BOARD OF DIRECTORS RECOMMEND?

Our Board of Directors recommends that you vote "FOR" adoption of the Proposals. Our Board of Directors has determined that the Proposals are advisable and in the best interests of Dakota and our shareholders and that the Proposals are fair to our shareholders.

Our Board of Directors has approved and recommended adoption of the Proposals.

IF MY SHARES OF DAKOTA COMMON STOCK ARE HELD IN "STREET NAME" BY MY BROKER, WILL MY BROKER VOTE MY SHARES FOR ME?

      No. The law does not allow your broker to vote your shares of Dakota common stock on the Proposals at the Annual meeting without your direction. You should follow the instructions from your broker on how to vote your shares. Shares that are not voted because you do not instruct your broker are called "broker non-votes," and will have the effect of a vote "AGAINST" the Proposals.

IF I SEND IN MY PROXY CARD BUT DO NOT INDICATE MY VOTE, HOW WILL MY SHARES BE VOTED?

      If you sign and return your proxy card but do not indicate how to vote your shares at the Annual meeting, the shares represented by your proxy will be voted "FOR" the Proposals.

WHAT IF I DON'T RETURN MY PROXY CARD?

      Since it takes a majority of the shares outstanding to approve the Proposals, not returning your proxy card is the same as voting against the Proposals.

WHAT SHOULD I DO NOW TO VOTE AT THE ANNUAL MEETING?

      Sign, mark and mail your proxy card indicating your vote on the Proposals in the enclosed return envelope as soon as possible, so that your shares of Dakota common stock can be voted at the Annual meeting.

MAY I CHANGE MY VOTE AFTER I MAIL MY PROXY CARD?

      Yes. You may change your vote at any time before your proxy is voted at the Annual meeting. You can do this in three ways:

* You can send Dakota a written statement that you revoke your proxy, which to be effective must be received prior to the vote at the Annual meeting;

* You can send Dakota a new proxy card prior to the vote at the Annual meeting, which to be effective must be received by Dakota prior to the vote at the Annual meeting; or

* You can attend the Annual meeting and vote in person. Your attendance alone will not revoke your proxy. You must attend the Annual meeting and cast your vote at the Annual meeting.

     Send any revocation of a proxy or new proxy card to the attention of the Corporate Secretary at Dakota, 4483 West Reno Avenue, Las Vegas, Nevada (702) 221-8070. If your shares are held in street name, you must follow the directions provided by your broker to vote your shares or to change your instructions.

WHO CAN HELP ANSWER YOUR QUESTIONS

      If you have more questions about the Proposals or would like additional copies of the proxy statement, you should contact:

                            Dakota Imaging, Inc.
                            4483 West Reno Avenue
                             Las Vegas, NV 89118
                         Attention: Richard Hannigan
                           President and Director
                      Telephone Number: (702) 221-8070

                       CAUTIONARY STATEMENT CONCERNING
                         FORWARD-LOOKING STATEMENTS

      This proxy statement and the documents to which we refer you to in this proxy statement may contain forward-looking statements. In addition, from time to time, we or our representatives may make forward-looking statements orally or in writing. We base these forward-looking statements on our expectations and projections about future events, which we derive from the information currently available to us. Such forward-looking statements relate to future events or our future performance, including:

*    our financial performance and projections;

*    our growth in revenue and earnings; and

*    our business prospects and opportunities.

      You can identify forward-looking statements by those that are not historical in nature, particularly those that use terminology such as "may," "will," "should," "expects," "anticipates," "contemplates," "estimates," "believes", "plans," "projected," "predicts," "potential" or "continue" or the negative of these or similar terms. In evaluating these forward-looking statements, you should consider various factors, including

*    our ability to retain the business of our significant customers;

*    our ability to keep pace with new technology and changing market needs;

*    our ability, upon completion of the merger, to obtain capital; and

*    the competitive environment of our business.

      These and other factors may cause our actual results to differ materially from any forward-looking statement.

      Forward-looking statements are only predictions. The forward-looking events discussed in this proxy statement, the documents to which we refer you and other statements made from time to time by us or our representatives, may not occur, and actual events and results may differ materially and are subject to risks, uncertainties and assumptions about us. We are not obligated to publicly update or revise any forward-looking statement, whether as a result of uncertainties and assumptions, the forward-looking events discussed in this proxy statement, the documents to which we refer you and other statements made from time to time by us or our representatives, might not occur.

                             THE ANNUAL MEETING

TIME, PLACE AND DATE

      We are furnishing this proxy statement to Dakota shareholders in connection with the solicitation of proxies by the Dakota Board of Directors for use at the Annual meeting of shareholders of Dakota to be held on April 4, 2002, at 10:00 a.m., local time, at the Conference Room, Suite 115, 1850 East Flamingo Rd., Las Vegas, Nevada, or any adjournment or postponement thereof, pursuant to the enclosed Notice of Annual Meeting of Shareholders.

PURPOSE OF THE MEETING

      At the Annual meeting, holders of Dakota common stock of record as of the close of business on March 1, 2002 will be eligible to vote upon:

ITEM 1.   Election of Directors:

Our shareholders elect the members of the Board of Directors annually. Current nominations are for Gregg Giuffria, Veldon Simpson, and Richard Hannigan. We have no reason to believe that any of the nominees will be unable or unwilling for good cause to serve if elected. However, if any nominee should become unable or unwilling for good cause to serve for any reason, proxies may be voted for another person nominated as a substitute by the Board of Directors, or the Board of Directors may reduce the number of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF GREGG GIUFFRIA, VELDON SIMPSON AND RICHARD HANNIGAN.

ITEM 2.   Change of fiscal year from October 31 to December 31:

The Company is proposing to change its year-end from 10/31 to 12/31. The basis for the year-end change is to harmonize the release of the Company's quarterly and annual financial statements and operating results with the release of similar information by the majority of the companies in its industry. This will facilitate the comparison of the Company's financial and operating performance to other companies in its peer group.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR CHANGE OF FISCAL YEAR FROM OCTOBER 31 TO DECEMBER 31.

ITEM 3. Change of name from Dakota Imaging, Inc. to Voyager Entertainment International, Inc.:

On February 8, 2002, pursuant to a reverse triangular merger, Voyager Ventures, Inc. became our wholly-owned subsidiary. As a result of this merger, our business focus and plan were changed to become an Entertainment and Themed Attraction company primarily focusing on the construction of unique new attractions throughout the World.

The Company's first major project will be to design, finance, develop and manage a unique new attraction to be located on the Las Vegas Strip. It is the intention of the Company to build the world's largest Ferris wheel with 33 vehicles called Sky Cruiser's. The vertical revolving vehicles will overlook the Las Vegas Strip as it revolves higher than a 50-story building at 518 feet. One slow rotation in a vehicle will last 24 minutes and each vehicle will travel at 0.652 MPH.

In connection with the merger our Board of Directors believes it is important that our corporate name be reflective of our future business enterprise. Accordingly, our Board of Directors has unanimously approved "Voyager Entertainment International, Inc." as our corporate name. If the name change is approved by the shareholders our Certificate of Incorporation will have to be amended and filed with the North Dakota Secretary of State in order to make the name change effective.

The proposed amendment reads as follows:

Article 1. The name of said Corporation shall be: Voyager Entertainment International, Inc.

      If the shareholders vote in favor of the name change, certificates for shares of the Company's common stock issued under Dakota Imaging, Inc.'s name will continue to represent the same interest in the Company under the new name. IT WILL NOT BE NECESSARY FOR SHAREHOLDERS TO EXCHANGE THEIR COMPANY STOCK CERTIFICATES, ALTHOUGH SHAREHOLDERS MAY EXCHANGE THEIR CERTIFICATES IF THEY WISH, AT THEIR SOLE EXPENSE.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NAME CHANGE TO VOYAGER ENTERTAINMENT INTERNATIONAL, INC.

ITEM 4.   Amend the Company's Certificate of Incorporation:

      The Company is proposing to amend its Certificate of Incorporation to provide for holders of a majority of the Company's voting stock to take corporate action by written consent, without having to submit the action to a vote of all of the shareholders.

      Pursuant to current North Dakota law (section 10-19.1-75 (1)) "If the articles so provide, any action may be taken by written action signed by the shareholders who own voting power equal to the voting power that would be required to take the same action at a meeting of the shareholders at which all shareholders were present."

The proposed amendment reads as follows:

Article 6.    Other provisions by which this corporation shall be governed:

SHAREHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING. Any action which may be taken at any annual or special meeting of shareholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. All such consents shall be filed with the secretary of the corporation and shall be maintained in the corporate records. Any shareholder giving a written consent, or the shareholder's proxy holders, or a transferee of the shares of a personal representative of the shareholder of their respective proxy holders, may revoke the consent by a writing received by the secretary of the corporation prior to the time that written consents of the number of shares required to authorize the proposed action have been filed with the secretary.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION.

ITEM 5.   Amend and restate the Company's Bylaws:

The Company has proposed to amend and restate its Bylaws to change the number of directors, change the Company's year-end to 12/31 and update the Bylaws to provide provisions necessary to operate more efficiently as a pubic company. A copy of the amended and restated Bylaws are attached as Exhibit A.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT AND RESTATEMENT OF THE BYLAWS.

ITEM 6. Ratify the appointment of MERDINGER, FRUCHTER, ROSEN & CORSO, P.C. as the Company's new auditor:

The Company's Board of Directors has voted to engage MERDINGER, FRUCHTER, ROSEN & CORSO, P.C. as its new independent auditor's for the fiscal year ending December 31, 2002. CLYDE BAILEY P.C., of San Antonio, Texas, is the current auditor of the Company. He has agreed to resign as auditor upon approval of the shareholders of the ratification of MERDINGER, FRUCHTER, ROSEN & CORSO, P.C.

The change in accountants does not result from any dissatisfaction with the quality of professional services rendered by CLYDE BAILEY P.C. as the Company's independent accountant. Please see the "INDEPENDENT AUDITORS" section of this Proxy Statement for additional information on the change of auditors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NAME CHANGE FROM DAKOTA IMAGING, INC. TO VOYAGER ENTERTAINMENT INTERNATIONAL, INC.

ITEM 7. Authorization to adopt an Option Plan providing for Five Million (5,000,000) shares of common stock:

The Company's Board of Directors has approved the 2002 Stock Option Plan. The plan authorizes the Company to issue 5,000,000 shares of common stock for issuance upon exercise of options. The plan is intended to encourage directors, officers, employees and consultants of the Company to acquire ownership of Common Stock. The opportunity so provided is intended to foster in participants a strong incentive to put forth maximum effort for the continued success and growth of the Company, to aid in retaining individuals who put forth such efforts, and to assist in attracting the best available individuals to the Company in the future.

Officers (including officers who are members of the Board of Directors), directors (other than members of the Stock Option Committee (the "Committee") to be established to administer the Stock Option Plan) and other employees and consultants of the Company and its subsidiaries (if established) will be eligible to receive options under the planned Stock Option Plan. The Committee will administer the Stock Option Plan and will determine those persons to whom options will be granted, the number of options to be granted, the provisions applicable to each grant and the time periods during which the options may be exercised. No options may be granted more than ten years after the date of the adoption of the Stock Option Plan.

Unless the Committee, in its discretion, determines otherwise, non-qualified stock options will be granted with an option price equal to the fair market value of the shares of Common Stock to which the non-qualified stock option relates on the date of grant. In no event may the option price with respect to an incentive stock option granted under the Stock Option Plan be less than the fair market value of such Common Stock to which the incentive stock option relates on the date the incentive stock option is granted.

Each option granted under the Stock Option Plan will be exercisable for a term of not more than ten years after the date of grant. Certain other restrictions will apply in connection with this Plan when some awards may be exercised. In the event of a change of control (as defined in the Stock
Option Plan), the date on which all options outstanding under the Stock Option Plan may first be exercised will be accelerated. Generally, all options terminate 90 days after a change of control.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADOPTION OF THE 2002 STOCK OPTION PLAN.

ITEM 8.   Transaction of other business:

The Company may transact such other business as may properly come before the Annual meeting or any adjournment or postponement thereof, however, the Board of Director's knows of no matters, other than those outlined above, that will be presented for action at the Annual Meeting.


RECORD DATE AND VOTING AT THE ANNUAL MEETING

     The Board of Directors has fixed the close of business on March 1, 2002, as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Annual meeting and any adjournments and postponements of the Annual meeting. On that day, there were 34,015,000 shares of Dakota common stock outstanding, which shares were held by approximately 67 shareholders of record. Holders of Dakota common stock are entitled to one vote per share.

      A majority of the issued and outstanding shares of Dakota common stock on the record date, represented in person or by proxy, will constitute a quorum for the transaction of business at the Annual meeting. If a quorum is not present, the Annual meeting may be adjourned from time to time, until a quorum is present. Abstentions and broker non-votes are counted as present for purposes of determining the presence of a quorum at the Annual meeting for the transaction of business.

VOTES REQUIRED

      Approval of any Proposal requires the affirmative vote of holders of a majority of the outstanding shares of Dakota common stock entitled to vote at the Annual meeting. A failure to vote or a broker non-vote will have the same legal effect as a vote cast against approval of any Proposal.

      Brokers, and in many cases nominees, will not have discretionary power to vote on the Proposals to be presented at the Annual meeting. Accordingly, beneficial owners of shares must instruct their brokers or nominees how to vote their shares at the Annual meeting.

SOLICITATION AND PROXY SOLICITOR

      Dakota will bear all expenses of the solicitation of proxies in connection with this proxy statement, including the cost of preparing and mailing this proxy statement. Dakota will reimburse brokers, fiduciaries, custodians and their nominees for reasonable out-of-pocket expenses incurred in sending this proxy statement and other proxy materials to, and obtaining instructions relating to such materials from, beneficial owners of Dakota common stock. Dakota shareholder proxies may be solicited by directors, officers and employees of Dakota in person or by telephone, facsimile or by other means of communication. However, they will not be paid for soliciting proxies.

REVOCATION AND USE OF PROXIES

      The enclosed proxy card is solicited on behalf of the Dakota Board of Directors. A shareholder giving a proxy has the power to revoke it at any time before it is exercised by (i) delivering a written notice revoking the proxy to Dakota before the vote at the Annual meeting; (ii) executing a proxy with a later date and delivering it to Dakota before the vote at the Annual meeting; or (iii) attending the Annual meeting and voting in person. Any written notice of revocation should be delivered to the attention of the Corporate Secretary at Dakota, 4483 West Reno Avenue, Las Vegas, NV 89118. Attendance at the Annual meeting without casting a ballot will not, by itself, constitute revocation of a proxy.

Subject to proper revocation, all shares of Dakota common stock represented at the Annual meeting by properly executed proxies received by Dakota will be voted in accordance with the instructions contained in such proxies. Executed, but unmarked, proxies will be voted "FOR" approval of the Proposals.

ADJOURNMENTS OR POSTPONEMENTS

Although it is not expected, the Annual meeting may be adjourned or postponed for the purpose of soliciting additional proxies. Any adjournment or postponement of the Annual meeting may be made without notice, other than by an announcement made at the Annual meeting, by approval of the holders of a majority of the votes present in person or represented by proxy at the Annual meeting, whether or not a quorum exists. Any signed proxies received by Dakota will be voted in favor of an adjournment or postponement of the Annual meeting in these circumstances, unless either a written note on the proxy delivered by the shareholder directs otherwise or the shareholder has voted against the Proposals. Thus, proxies voting against the Proposals will not be used to vote for adjournment of the Annual meeting for the purpose of providing additional time to solicit votes to approve the Proposals. Any adjournment or postponement of the Annual meeting for the purpose of soliciting additional proxies will allow Dakota shareholders who have already sent in their proxies to revoke them at any time prior to their use.

                       INTEREST OF CERTAIN PERSONS IN
                     OR OPPOSITION TO MATTERS ACTED UPON

      The Company is not aware of any interest that would be substantially affected through the change of the Company's name, change of the year end to 12/31, amending the Certificate of Incorporation, amending and restating the Bylaws, authorization of Option Plan, or change in auditors, whether adversely or otherwise.

                               AUDIT COMMITTEE

      The  Board of Directors, elected not to incur the expense of  an  Audit
Committee.  Therefore,  at  this time the Company  does  not  have  an  Audit
Committee.

                            INDEPENDENT AUDITORS

The Company's Board of Directors has voted to engage MERDINGER, FRUCHTER, ROSEN & CORSO, P.C., of Los Angeles, California, as its new independent auditor's for the fiscal year ending December 31, 2002. CLYDE BAILEY P.C., of San Antonio, Texas, is the current auditor of the Company. He has agreed to resign as auditor upon approval of the shareholders of the ratification of MERDINGER, FRUCHTER, ROSEN & CORSO, P.C.

The change in accountants does not result from any dissatisfaction with the quality of professional services rendered by CLYDE BAILEY P.C. as the Company's independent accountant.

A representative of MERDINGER, FRUCHTER, ROSEN & CORSO, P.C. is not expected to be present at the Annual meeting.

Disagreements with Accountants on Accounting and Financial Disclosure

      The audit reports issued by CLYDE BAILEY P.C. with respect to the Company's year ended October 31, 2001 financial statements did not contain an adverse opinion or disclaimer of opinion, and were not qualified as to uncertainty, audit scope or accounting principles. There have been no disagreements between the Company and CLYDE BAILEY P.C. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of CLYDE BAILEY P.C., would have caused them to make a reference to the subject matter of the disagreement in connection with their audit report.

Audit Fees

For professional services rendered with respect to the audit of Dakota's annual financial statements for the year ended October 31, 2001, Dakota paid to CLYDE BAILEY P.C. fees in the amount of $3,750.

All Other Fees

Dakota paid $1,650 to CLYDE BAILEY P.C. for audit comment responses to the Form SB-2 for the year ended October 31, 2001.

In view of the fact that Dakota did not pay to CLYDE BAILEY P.C. any fees in its fiscal year ended October 31, 2001 other than fees for audit services and audit related comment responses, the Board of Directors was not required to consider whether the provision of services other than audit services by CLYDE BAILEY P.C. is compatible with maintaining CLYDE BAILEY P.C. independence in performing audit services.

                       CURRENT OFFICERS AND DIRECTORS

The directors are to be elected to the Board of Directors for one year to serve until the 2003 Annual meeting of shareholders and until their successors are elected and qualified.

The following table sets forth information regarding each nominee.

                                      Current Positions and Offices
Name                     Age                   With Dakota
Gregg Giuffria            50  CEO, Chairman and Director
Richard L. Hannigan, Sr.  53  President, Secretary, Treasurer and Director
Veldon Simpson            61  Director

Gregg Giuffria, age 50, is Chairman of the Board/Chief Executive Officer and Director of Dakota Imaging, Inc. Mr. Giuffria was a member of Outland Development LLC from October, 2000 through the Voyager transaction, January 30, 2002. From April, 1997 to October, 2000, Mr. Giuffria served as President and COO of Full House Resorts, Inc. The companies business is the development and management of hotel, casino, resort and amusement park projects. From November, 1995 to November, 1996, Mr. Giuffria was vice-president of corporate development for Casino Data Systems, Inc. Casino Data Systems, Inc.'s business was data and accounting software and slot machine manufacturing. Mr. Giuffria also owned and controlled the patent rights and sub-license rights of "The Telnaes Patent," a gaming and casino patent. These rights were subsequently sold to Casino Data Systems, Inc. and International Game Technology; sublicenses were granted to other companies as well.

Richard L. Hannigan, Sr., age 53, is President/Secretary/Treasurer and Director of Dakota Imaging, Inc. Mr. Hannigan has been President of a design/construction company, Synthetic Systems, Inc. since 1991. This company specializes in custom designs for interior and exterior casino construction. Under Mr. Hannigan's control Synthetic Systems, Inc. has been involved in several casino projects in Las Vegas, including the Luxor Hotel Casino, interior themed areas and exterior main entry Sphinx. Prior to Synthetic Systems, Inc., Mr. Hannigan owned and operated two consulting and construction companies from 1983-1991. These companies, Architectural Services, Inc. and Architectural Systems, Inc., respectively have been responsible for construction projects located in Las Vegas, Palm Springs, Los Angeles and Salt Lake City. Mr. Hannigan, consulted for exterior glazing and exotic fenestrations on commercial as well as casino companies, in Las Vegas.

Veldon Simpson, age 61, is a Director of Dakota Imaging, Inc. Mr. Simpson graduated from Arizona State University's five year architectural Program and holds Masters Degree in Architecture. Mr. Simpson, for the past 35 years has been the owner of Veldon Simpson-Architect, Inc., the Architect of Record for many projects and each of the projects was personally designed by Mr.

Simpson, some of the projects are: MGM Grand Hotel & Casino, Excalibur Hotel & Casino, Luxor Hotel & Casino, Circus-Circus Skyrise Hotel, Colorado Belle Hotel & Casino, Edgewater Hotel & Casino, San Remo Hotel & Casino, Avi Hotel & Casino, Casa Blanca Hotel & Casino, Riviera Hotel & Casino, Dobson Ranch Inn, & Scottsday Inn, Casino Royale, Waco Casino in Sanya City, Hainan Province, Mainland China, Remodeled the Dunes Casino, and the Sands Casino & Expo Center, Palace Station Hotel & Casino, Big Bear California Sky Lodge and The Inn at The Space Needle in Seattle, WA. As Architect of Record for the World's Largest Casino's, the company of Veldon Simpson-Architect, Inc., was rated #1 in the USA for the years 1991-1993.

There are no family relationships between any of the above persons

Executive officers are to be elected by the Board of Directors of Dakota at its meeting of directors held immediately following the Annual meeting of shareholders to serve for the ensuing year or until their successors have been elected. There are no arrangements or understandings between any officer and any other person pursuant to which the officer is to be elected.

BOARD OF DIRECTORS MEETINGS

      The Board of Directors of Dakota met once during the fiscal year ended October 31, 2001.

INSIDER PARTICIPATION IN COMPENSATION DECISIONS

      The Company has no separate Compensation Committee; the entire Board of Directors makes decisions regarding executive compensation.

BOARD OF DIRECTORS REPORT ON EXECUTIVE COMPENSATION

The Board of Directors has no existing policy with respect to the specific relationship of corporate performance to executive compensation. The Board has set executive compensation at what the Board considered to be the minimal levels necessary to retain and compensate the officers of the company for their activities on the Company's behalf.

                           EXECUTIVE COMPENSATION

The compensation which the Company accrued or paid to the Officers for services in all capacities and for the fiscal years indicated, was as follows:

                                                              Long Term
                           Annual Compensation              Compensation
                                           Other Annual  Restricted
Name               Year    Salary   Bonus  Compensation    Stock    Options
Lawrence Nieters   2001   $154,073   -0-       -0-          -0-       -0-
(1)-               2000   $162,500   -0-       -0-          -0-       -0-
Former President,  1999   $162,500   -0-       -0-          -0-       -0-
Treasurer and
Director
JoEll Nieters (2)- 2001   $19,333    -0-       -0-          -0-       -0-
Former Vice        2000   $16,000    -0-       -0-          -0-       -0-
President,         1999   $16,000    -0-       -0-          -0-       -0-
Secretary and
Director

Frances Hedman     2001     -0-      -0-       -0-          -0-       -0-
(3)-               2000     -0-      -0-       -0-          -0-       -0-
Former Director    1999     -0-      -0-       -0-          -0-       -0-

Gregg Giuffria     2002     -0-      -0-       -0-          -0-       -0-
(4)-
CEO and Director
Richard Hannigan   2002     -0-      -0-       -0-          -0-       -0-
(4)-
President,
Secretary,
Treasurer and
Director
Veldon Simpson     2002     -0-      -0-       -0-          -0-       -0-
(4)-
Director

(1) Mr. Nieters served as the Company's President, Treasurer and a Director from its inception in 1991 through February 8, 2002. From October 31, 2001 to February 8, 2002 Mr. Nieters was paid cash compensation of $39,350.
(2) Mrs. Nieters served as the Company's Vice President, Secretary and a Director from its inception in 1991 through February 8, 2002. From October 31, 2001 to February 8, 2002 Mrs. Nieters was paid cash compensation of $4,825.
(3) Mr. Hedman served as a Director of the Company from its inception in 1991 through February 8, 2002.
(4) Messieurs Giuffria, Hannigan and Simpson were appointed as directors and elected as officers of the Company on February 8, 2002. The Company has not formally established a compensation plan for any of these individuals and through the date of this Proxy Statement none of the individuals have received any monetary compensation from the Company.

               VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The following table sets forth the beneficial ownership of the Company's common stock of each beneficial owner of more than 5% of the common stock, director, officer, and all directors and officers of the Company as a group:

                                                Percent   Number
                                      Number       Of    of Shares  Percent
                                     of Shares   Class   Preferred  Of Class
Name of Owner (1)                     Common      (2)       (3)       (2)
Officers and Directors of the
Registrant
   Gregg Giuffria, CEO & Director
(4)                                   6,000,000      18%   500,000    33.33%
   Richard Hannigan, President,
Secretary, Treasurer &
      Director (4)                    6,000,000      18%   500,000    33.33%
   Veldon Simpson, Director (4)       6,000,000      18%   500,000    33.33%

Officers and Directors as a Group    18,000,000      54% 1,500,000      100%

Beneficial Owners
   Rainbird Trust (5)                 3,600,000      11%       -0-       -0-
   Brian Gale                         1,750,000       5%       -0-       -0-
   Chad Kunz                          2,250,000       7%       -0-       -0-
   Dale Nelson                        1,750,000       5%       -0-       -0-

Beneficial Owners as a Group          9,350,000      28%       -0-       -0-

Officers, Directors and Beneficial
Owners as a Group                    27,350,000      82% 1,500,000      100%

(1) As used in this table, "beneficial ownership" means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of, a security).
(2)  Figures are rounded to the nearest percentage.
(3) The Series A Preferred Converts to Common Stock at 1 share of Preferred for 10 shares of Common. Each share of Series A Preferred has 10 to 1 voting rights.
(4) Messieurs Giuffria, Hannigan and Simpson acquired there shares on February 8, 2002 as part of the tri-party reverse merger with Voyager Ventures, Inc. Each of the individuals were shareholders of Voyager and were each issued 1,100,000 shares of Series A preferred stock in exchange for their Voyager shares. Immediately upon closing of the merger each of the individuals converted 600,000 shares of the Series A preferred stock thereby resulting in their current holdings.
(5) Rainbird Trust acquired its shares on February 8, 2002 as part of the tri-party reverse merger with Voyager Ventures, Inc. The Trust was a shareholder of Voyager and was issued 360,000 shares of Series A preferred stock in exchange for its Voyager shares. Immediately upon closing of the merger the Trust converted all of its Series A preferred stock thereby resulting in its current holdings.

           SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under the securities laws of the United States, the Company's directors, its executive officers, and any persons holding ten percent (10%) or more of the Company's Common Stock must report on their ownership of the Company's Common Stock and any changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established. During the year ended October 31, 2001, all of the Company's officers and directors were late in filing their initial holdings on Form 3. Other than the late filing of the Form 3's, the Company believes that all reports required to be filed by Section 16(a) were filed on a timely basis.

            CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The Company's wholly-owned subsidiary, Voyager Ventures, Inc., has numerous related party transactions with Synthetic Systems, Inc. ("Synthetic"). Synthetic is a company owned 100% by Richard Hannigan, Sr., President of the Company. Synthetic advances funds when needed for operating purposes. These advances bear interest at 5% per annum and are payable upon demand. Interest expense totaled $150, $2,000 and $1,500, respectively, as of January 31, 2002, and December 31, 2001 and 2000. As of January 31, 2002, Voyager had a balance due to Synthetic in the amount of $46,356.

Additionally, Voyager has received funds from Greg Giuffria and Veldon Simpson, both officers and directors of the Company, from time to time in the past. As of January 31, 2002, Voyager had a balance due to Mr. Giuffria of $1,884 and a balance due to Mr. Simpson of $834.

              SHAREHOLDER PROPOSALS FOR THE 2003 ANNUAL MEETING

      Qualified shareholders who want to have proposals presented at the 2003 annual meeting must deliver them to the Company by December 1, 2002, in order to be considered for inclusion in next year's proxy statement and proxy.

                                OTHER MATTERS

      As of the date of this proxy statement, the Board of Directors does not intend to bring any other business before the Annual meeting of Dakota shareholders and, so far as is known to the Board of Directors, no matters are to be brought before the Annual meeting except as specified in the notice of Annual meeting. However, as to any other business that may properly come before the Annual meeting, the proxy holders intend to vote the proxies in respect thereof in accordance with the recommendation of the Board of Directors.

                       EXPENSES OF PROXY SOLICITATION

The principal solicitation of proxies will be made by mail. However, certain officers of the Company, none of whom will be compensated therefore, may solicit proxies by letter, telephone or personal solicitation. Expense of distributing this Proxy Statement to shareholders, which may include reimbursements to banks, brokers, and other custodians for their expenses in forwarding this Proxy Statement, will be borne exclusively by Dakota.

                     WHERE YOU CAN FIND MORE INFORMATION

Dakota files Annual, quarterly and Annual reports, proxy statements and other information with the Securities and Exchange Commission. You may read and copy any reports, statements or other information that Dakota files with the Securities and Exchange Commission at the Securities and Exchange Commission's website at "http://www.sec.gov."

You can obtain any of the documents incorporated by reference through Dakota, or the Securities and Exchange Commission's Internet web site as described above. Documents incorporated by reference are available from Dakota without charge, excluding all exhibits, except that if Dakota has specifically incorporated by reference an exhibit in this proxy statement, the exhibit will also be provided without charge. Shareholders may obtain documents incorporated by reference in this proxy statement by requesting them in writing or by telephone from the Dakota at the following address:

                            DAKOTA IMAGING, INC.
                            4483 West Reno Avenue
                             Las Vegas, NV 89118
                                (702) 221-8070

You should rely only on the information contained or incorporated by reference in this proxy statement. We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated March 18, 2002. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date. Neither the mailing of this proxy statement to shareholders nor the issuance of Dakota common stock in the merger creates any implication to the contrary.

                             FRONT SIDE OF PROXY


                                    PROXY
                            DAKOTA IMAGING, INC.
                            4483 West Reno Avenue
                             Las Vegas, NV 89118
                               (702) 221-8070

                       ANNUAL MEETING OF SHAREHOLDERS

                                April 4, 2002

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                           OF DAKOTA IMAGING, INC.

The undersigned shareholder of DAKOTA IMAGING, INC., a North Dakota corporation (the "Company"), hereby appoints Richard Hannigan, as proxy, with the power to appoint his or her substitute, and hereby authorizes either of them to represent, and to vote as designated on the reverse side, all the shares of common stock of Dakota Imaging, Inc. held of record by the undersigned on March 1, 2002, at the Annual Meeting of Shareholders of Dakota Imaging, Inc., to be held at The Conference Room, Suite 115 - 1850 E. Flamingo Road, Las Vegas, Nevada 89119, on April 4 2002, at 10:00 a.m. local time and at all adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE BOARD OF DIRECTORS AS NOMINATED, THE CHANGE OF YEAR END TO 12/31, THE CHANGE OF NAME, THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION, THE AMENDMENT AND RESTATEMENT OF THE BYLAWS, THE APPOINTMENT OF THE ACCOUNTING FIRM OF MERDINGER, FRUCHTER, ROSEN & CORSO, P.C., AND THE ADOPTION OF THE STOCK OPTION PLAN.

          [X]  PLEASE MARK YOUR VOTES AS INDICATED IN THIS EXAMPLE

THE BOARD OF DIRECTORS OF DAKOTA IMAGING, INC. RECOMMENDS A VOTE FOR THE PROPOSALS SET FORTH BELOW.

1. Proposal to approve the following Directors to serve through the next year, Gregg Giuffria, Veldon Simpson, and Richard Hannigan;

Gregg Giuffria      [ ]  FOR       [ ]  AGAINST        [ ]  ABSTAIN
Veldon Simpson      [ ]  FOR       [ ]  AGAINST        [ ]  ABSTAIN
Richard Hannigan    [ ]  FOR       [ ]  AGAINST        [ ]  ABSTAIN

2.   To change the Company's fiscal year end to December 31:

     [ ]  FOR       [ ]  AGAINST        [ ]  ABSTAIN

3. To change the name of Dakota Imaging, Inc. to Voyager Entertainment International, Inc.;

     [ ]  FOR       [ ]  AGAINST        [ ]  ABSTAIN

4.   To amend the Company's Certificate of Incorporation;

     [ ]  FOR       [ ]  AGAINST        [ ]  ABSTAIN

5.   To amend and restate the Company's Bylaws;

     [ ]  FOR       [ ]  AGAINST        [ ]  ABSTAIN

6. Ratify the appointment of MERDINGER, FRUCHTER, ROSEN & CORSO, P.C. as the Company's auditor;

     [ ]  FOR       [ ]  AGAINST        [ ]  ABSTAIN

7. To adopt a stock option plan providing for options on up to 5 million shares of common stock;

     [ ]  FOR       [ ]  AGAINST        [ ]  ABSTAIN

THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY WITH RESPECT TO ANY OTHER BUSINESS, WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF AND MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING. THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

                                        Date: ___________________, 2002


_______________________________         ____________________________________
(Signature)                             (Joint Owner's Signature)

Please sign exactly as your name appears on proxy. When signing as attorney, guardian, executor, administrator or trustee, please give title. If the signer is a corporation, give the full corporate name and sign by a duly authorized officer, showing the officer's title. EACH joint owner is requested to sign.

         PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY

EXHIBIT A

                            AMENDED AND RESTATED
                                   BYLAWS

                                     OF

                            DAKOTA IMAGING, INC.
         (to be known as VOYAGER ENTERTAINMENT INTERNATIONAL, INC.)
                         a North Dakota corporation


                                  ARTICLE I

                                   OFFICES

          Section 1. PRINCIPAL OFFICES. The principal office shall be in the City of Las Vegas, County of Clark, State of Nevada.

          Section 2. OTHER OFFICES. The board of directors may at any time establish branch or subordinate offices at any place or places where the corporation is qualified to do business.


                                 ARTICLE II

                          MEETINGS OF STOCKHOLDERS

          Section 1. PLACE OF MEETINGS. Meetings of stockholders shall be held at any place within or without the State of North Dakota designated by the board of directors. In the absence of any such designation, stockholders' meetings shall be held at the principal executive office of the corporation.

          Section 2. ANNUAL MEETINGS. The annual meetings of stockholders shall be held at a date and time designated by the board of directors. (At such meetings, directors shall be elected and any other proper business may be transacted by a plurality vote of stockholders.)

          Section 3. SPECIAL MEETINGS. A special meeting of the stockholders, for any purpose or purposes whatsoever, unless prescribed by statute or by the articles of incorporation, may be called at any time by the president and shall be called by the president or secretary at the request in writing of a majority of the board of directors, or at the request in writing of stockholders holding shares in the aggregate entitled to cast not less than a majority of the votes at any such meeting.

          The request shall be in writing, specifying the time of such meeting, the place where it is to be held and the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by telegraphic or other facsimile transmission to the chairman of the board, the president, any vice president or the secretary of the corporation. The officer receiving such request forthwith shall cause notice to be given to the stockholders entitled to vote, in accordance with the provisions of Sections 4 and 5 of this Article II, that a meeting will be held at the time requested by the person or persons calling the meeting, not less than thirty-five (35) nor more than sixty (60) days after the receipt of the request. If the notice is not given within twenty (20) days after receipt of the request, the person or persons requesting the meeting may give the notice. Nothing contained in this paragraph of this Section 3 shall be construed as limiting, fixing or affecting the time when a meeting of stockholders called by action of the board of directors may be held.

          Section 4. NOTICE OF STOCKHOLDERS' MEETINGS. All notices of meetings of stockholders shall be sent or otherwise given in accordance with
Section 5 of this Article II not less than ten (10) nor more than sixty (60) days before the date of the meeting being noticed. The notice shall specify the place, date and hour of the meeting and (i) in the case of a special meeting the general nature of the business to be transacted, or (ii) in the case of the annual meeting those matters which the board of directors, at the time of giving the notice, intends to present for action by the stockholders. The notice of any meeting at which directors are to be elected shall include the name of any nominee or nominees which, at the time of the notice, management intends to present for election.

          If  action  is proposed to be taken at any meeting for approval  of
(i) contracts or transactions in which a director has a direct or indirect financial interest, (ii) an amendment to the articles of incorporation, (iii) a reorganization of the corporation, (iv) dissolution of the corporation, or
(v) a distribution to preferred stockholders, the notice shall also state the general nature of such proposal.

          Section 5. MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE. Notice of any meeting of stockholders shall be given either personally or by first-class mail or telegraphic or other written communication, charges prepaid, addressed to the stockholder at the address of such stockholder appearing on the books of the corporation or given by the stockholder to the corporation for the purpose of notice. If no such address appears on the corporation's books or is given, notice shall be deemed to have been given if sent by mail or telegram to the corporation's principal executive office, or if published at least once in a newspaper of general circulation in the county where this office is located. Personal delivery of any such notice to any officer of a corporation or association or to any member of a partnership shall constitute delivery of such notice to such corporation, association or partnership. Notice shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by telegram or other means of written communication. In the event of the transfer of stock after delivery or mailing of the notice of and prior to the holding of the meeting, it shall not be necessary to deliver or mail notice of the meeting to the transferee.

          If any notice addressed to a stockholder at the address of such stockholder appearing on the books of the corporation is returned to the corporation by the United States Postal Service marked to indicate that the United States Postal Service is unable to deliver the notice to the stockholder at such address, all future notices or reports shall be deemed to have been duly given without further mailing if the same shall be available to the stockholder upon written demand of the stockholder at the principal executive office of the corporation for a period of one year from the date of the giving of such notice.

          An affidavit of the mailing or other means of giving any notice of any stockholders' meeting shall be executed by the secretary, assistant secretary or any transfer agent of the corporation giving such notice, and shall be filed and maintained in the minute book of the corporation.

          Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

          Section 6. QUORUM. The presence in person or by proxy of the holders of a majority of the shares entitled to vote at any meeting of stockholders shall constitute a quorum for the transaction of business, except as otherwise provided by statute or the articles of incorporation. The stockholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum.

          Section 7. ADJOURNED MEETING AND NOTICE THEREOF. Any stockholders' meeting, annual or special, whether or not a quorum is present, may be adjourned from time to time by the vote of the majority of the shares represented at such meeting, either in person or by proxy, but in the absence of a quorum, no other business may be transacted at such meeting.

          When any meeting of stockholders, either annual or special, is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at a meeting at which the adjournment is taken. At any adjourned meeting the corporation may transact any business which might have been transacted at the original meeting.

          Section 8. VOTING. Unless a record date set for voting purposes be fixed as provided in Section 1 of Article VII of these bylaws, only persons in whose names shares entitled to vote stand on the stock records of the corporation at the close of business on the business day next preceding the day on which notice is given (or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held) shall be entitled to vote at such meeting. Any stockholder entitled to vote on any matter other than elections of directors or officers, may vote part of the shares in favor of the proposal and refrain from voting the remaining shares or vote them against the proposal, but, if the stockholder fails to specify the number of shares such stockholder is voting affirmatively, it will be conclusively presumed that the stockholder's approving vote is with respect to all shares such stockholder is entitled to vote. Such vote may be by voice vote or by ballot; provided, however, that all elections for directors must be by ballot upon demand by a stockholder at any election and before the voting begins.

          When a quorum is present or represented at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which by express provision of the statutes or of the articles of incorporation a different vote is required in which case such express provision shall govern and control the decision of such question. Every stockholder of record of the corporation shall be entitled at each meeting of stockholders to one vote for each share of stock standing in his name on the books of the corporation.

          Section 9. WAIVER OF NOTICE OR CONSENT BY ABSENT STOCKHOLDERS. The transactions at any meeting of stockholders, either annual or special, however called and noticed, and wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present either in person or by proxy, and if, either before or after the meeting, each person entitled to vote, not present in person or by proxy, signs a written waiver of notice or a consent to a holding of the meeting, or an approval of the minutes thereof. The waiver of notice or consent need not specify either the business to be transacted or the purpose of any regular or special meeting of stockholders, except that if action is taken or proposed to be taken for approval of any of those matters specified in the second paragraph of Section 4 of this Article II, the waiver of notice or consent shall state the general nature of such proposal. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

          Attendance of a person at a meeting shall also constitute a waiver of notice of such meeting, except when the person objects, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened, and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters not included in the notice if such objection is expressly made at the meeting.

          Section 10. STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING. As provided for in the Amended Articles of Incorporation, any action which may be taken at any annual or special meeting of stockholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. All such consents shall be filed with the secretary of the corporation and shall be maintained in the corporate records. Any stockholder giving a written consent, or the stockholder's proxy holders, or a transferee of the shares of a personal representative of the stockholder of their respective proxy holders, may revoke the consent by a writing received by the secretary of the corporation prior to the time that written consents of the number of shares required to authorize the proposed action have been filed with the secretary.

          Section  11.     PROXIES.   Every  person  entitled  to  vote   for
directors or on any other matter shall have the right to do so either in person or by one or more agents authorized by a written proxy signed by the person and filed with the secretary of the corporation. A proxy shall be deemed signed if the stockholder's name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission or otherwise) by the stockholder or the stockholder's attorney in fact. A validly executed proxy which does not state that it is irrevocable shall continue in full force and effect unless revoked by the person executing it, prior to the vote pursuant thereto, by a writing delivered to the corporation stating that the proxy is revoked or by a subsequent proxy executed by, or attendance at the meeting and voting in person by the person executing the proxy; provided, however, that no such proxy shall be valid after the expiration of six (6) months from the date of such proxy, unless coupled with an interest, or unless the person executing it specifies therein the length of time for which it is to continue in force, which in no case shall exceed seven (7) years from the date of its execution. Subject to the above and the provisions of the North Dakota General Corporation Law, any proxy duly executed is not revoked and continues in full force and effect until an instrument revoking it or a duly executed proxy bearing a later date is filed with the secretary of the corporation.

          Section 12. INSPECTORS OF ELECTION. Before any meeting of stockholders, the board of directors may appoint any persons other than nominees for office to act as inspectors of election at the meeting or its adjournment. If no inspectors of election are appointed, the chairman of the meeting may, and on the request of any stockholder or his proxy shall, appoint inspectors of election at the meeting. The number of inspectors shall be either one (1) or three (3). If inspectors are appointed at a meeting on the request of one or more stockholders or proxies, the holders of a majority of shares or their proxies present at the meeting shall determine whether one (1) or three (3) inspectors are to be appointed. If any person appointed as inspector fails to appear or fails or refuses to act, the vacancy may be filled by appointment by the board of directors before the meeting, or by the chairman at the meeting.

          The duties of these inspectors shall be as follows:

(a) Determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, and the authenticity, validity, and effect of proxies;

(b)  Receive votes, ballots, or consents;

(c) Hear and determine all challenges and questions in any way arising in connection with the right to vote;

(d)  Count and tabulate all votes or consents;

(e)  Determine the election result; and

(f) Do any other acts that may be proper to conduct the election or vote with fairness to all stockholders.


                                 ARTICLE III

                                  DIRECTORS

          Section 1. POWERS. Subject to the provisions of the North Dakota General Corporation Law and any limitations in the articles of incorporation and these bylaws relating to action required to be approved by the stockholders or by the outstanding shares, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the board of directors.

          Without prejudice to such general powers, but subject to the same limitations, it is hereby expressly declared that the directors shall have the power and authority to:

               (a) Select and remove all officers, agents, and employees of the corporation, prescribe such powers and duties for them as may not be inconsistent with law, with the articles of incorporation or these bylaws, fix their compensation, and require from them security for faithful service.

               (b) Change the principal executive office or the principal business office from one location to another; cause the corporation to be qualified to do business in any other state, territory, dependency, or foreign country and conduct business within or without the State; designate any place within or without the State for the holding of any stockholders' meeting, or meetings, including annual meetings; adopt, make and use a corporate seal, and prescribe the forms of certificates of stock, and alter the form of such seal and of such certificates from time to time as in their judgment they may deem best, provided that such forms shall at all times comply with the provisions of law.

               (c) Authorize the issuance of shares of stock of the corporation from time to time, upon such terms as may be lawful, in consideration of money paid, labor done or services actually rendered, debts or securities cancelled, tangible or intangible property actually received.

               (d) Borrow money and incur indebtedness for the purpose of the corporation, and cause to be executed and delivered therefor, in the corporate name, promissory notes, bonds, debentures, deeds of trust, mortgages, pledges, hypothecations, or other evidences of debt and securities therefor.

          Section 2. NUMBER OF DIRECTORS. The authorized number of directors shall be no fewer than one (1) nor more than seven (7). The exact number of authorized directors shall be set by resolution of the board of directors, within the limits specified above. The maximum or minimum number of directors cannot be changed, nor can a fixed number be substituted for the maximum and minimum numbers, except by a duly adopted amendment to this bylaw duly approved by a majority of the outstanding shares entitled to vote.

          Section 3. QUALIFICATION, ELECTION AND TERM OF OFFICE OF DIRECTORS. Directors shall be elected at each annual meeting of the stockholders to hold office until the next annual meeting, but if any such annual meeting is not held or the directors are not elected at any annual meeting, the directors may be elected at any special meeting of stockholders held for that purpose, or at the next annual meeting of stockholders held thereafter. Each director, including a director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until a successor has been elected and qualified or until his earlier resignation or removal or his office has been declared vacant in the manner provided in these bylaws. Directors need not be stockholders.

          Section 4. RESIGNATION AND REMOVAL OF DIRECTORS. Any director may resign effective upon giving written notice to the chairman of the board, the president, the secretary or the board of directors of the corporation, unless the notice specifies a later time for the effectiveness of such resignation, in which case such resignation shall be effective at the time specified. Unless such resignation specifies otherwise, its acceptance by the corporation shall not be necessary to make it effective. The board of directors may declare vacant the office of a director who has been declared of unsound mind by an order of a court or convicted of a felony. Any or all of the directors may be removed without cause of such removal is approved by the affirmative vote of a majority of the outstanding shares entitled to vote. No reduction of the authorized number of directors shall have the effect of removing any director before his term of office expires.

          Section 5. VACANCIES. Vacancies in the board of directors, may be filled by a majority of the remaining directors, though less than a quorum, or by a sole remaining director. Each director so elected shall hold office until the next annual meeting of the stockholders and until a successor has been elected and qualified.

          A vacancy in the board of directors exists as to any authorized position of directors which is not then filled by a duly elected director, whether caused by death, resignation, removal, increase in the authorized number of directors or otherwise.

          The stockholders may elect a director or directors at any time to fill any vacancy or vacancies not filled by the directors, but any such election by written consent shall require the consent of a majority of the outstanding shares entitled to vote. If the resignation of a director is effective at a future time, the board of directors may elect a successor to take office when the resignation becomes effective.

          If after the filling of any vacancy by the directors, the directors then in office who have been elected by the stockholders shall constitute less than a majority of the directors then in office, any holder or holders of an aggregate of five percent or more of the total number of shares at the time outstanding having the right to vote for such directors may call a special meeting of the stockholders to elect the entire board. The term of office of any director not elected by the stockholders shall terminate upon the election of a successor.

          Section 6. PLACE OF MEETINGS. Regular meetings of the board of directors shall be held at any place within or without the State of North Dakota that has been designated from time to time by resolution of the board. In the absence of such designation, regular meetings shall be held at the principal executive office of the corporation. Special meetings of the board shall be held at any place within or without the State of North Dakota that has been designated in the notice of the meeting or, if not stated in the notice or there is not notice, at the principal executive office of the corporation. Any meeting, regular or special, may be held by conference telephone or similar communication equipment, so long as all directors participating in such meeting can hear one another, and all such directors shall be deemed to be present in person at such meeting.

          Section 7. ANNUAL MEETINGS. Immediately following each annual meeting of stockholders, the board of directors shall hold a regular meeting for the purpose of transaction of other business. Notice of this meeting shall not be required.

          Section 8. OTHER REGULAR MEETINGS. Other regular meetings of the board of directors shall be held without call at such time as shall from time to time be fixed by the board of directors. Such regular meetings may be held without notice, provided the notice of any change in the time of any such meetings shall be given to all of the directors. Notice of a change in the determination of the time shall be given to each director in the same manner as notice for special meetings of the board of directors.

          Section 9. SPECIAL MEETINGS. Special meetings of the board of directors for any purpose or purposes may be called at any time by the chairman of the board or the president or any vice president or the secretary or any two directors.

          Notice of the time and place of special meetings shall be delivered personally or by telephone to each director or sent by first-class mail or telegram, charges prepaid, addressed to each director at his or her address as it is shown upon the records of the corporation. In case such notice is mailed, it shall be deposited in the United States mail at least four (4) days prior to the time of the holding of the meeting. In case such notice is delivered personally, or by telephone or telegram, it shall be delivered personally or by telephone or to the telegraph company at least forty-eight
(48) hours prior to the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated to either the director or to a person at the office of the director who the person giving the notice has reason to believe will promptly communicate it to the director. The notice need not specify the purpose of the meeting nor the place if the meeting is to be held at the principal executive office of the corporation.

          Section 10. QUORUM. A majority of the authorized number of directors shall constitute a quorum for the transaction of business, except to adjourn as hereinafter provided. Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the board of directors, subject to the provisions of the North Dakota General Corporation Law. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for such meeting.

          Section 11. WAIVER OF NOTICE. The transactions of any meeting of the board of directors, however called and noticed or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice if a quorum be present and if, either before or after the meeting, each of the directors not present signs a written waiver of notice, a consent to holding the meeting or an approval of the minutes thereof. The waiver of notice of consent need not specify the purpose of the meeting. All such waivers, consents and approvals shall be filed with the corporate records or made a part of the minutes of the meeting. Notice of a meeting shall also be deemed given to any director who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to such director.

          Section 12. ADJOURNMENT. A majority of the directors present, whether or not constituting a quorum, may adjourn any meeting to another time and place.

          Section 13. NOTICE OF ADJOURNMENT. Notice of the time and place of holding an adjourned meeting need not be given, unless the meeting is adjourned for more than twenty-four (24) hours, in which case notice of such time and place shall be given prior to the time of the adjourned meeting, in the manner specified in Section 8 of this Article III, to the directors who were not present at the time of the adjournment.

          Section 14. ACTION WITHOUT MEETING. Any action required or permitted to be taken by the board of directors may be taken without a meeting, if all members of the board shall individually or collectively consent in writing to such action. Such action by written consent shall have the same force and effect as a unanimous vote of the board of directors. Such written consent or consents shall be filed with the minutes of the proceedings of the board.

          Section 15. FEES AND COMPENSATION OF DIRECTORS. Directors and members of committees may receive such compensation, if any, for their services, and such reimbursement of expenses, as may be fixed or determined by resolution of the board of directors. Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity as an officer, agent, employee, or otherwise, and receiving compensation for such services. Members of special or standing committees may be allowed like compensation for attending committee meetings.


                                 ARTICLE IV

                                 COMMITTEES

          Section 1. COMMITTEES OF DIRECTORS. The board of directors may, by resolution adopted by a majority of the authorized number of directors, designate one or more committees, each consisting of one or more directors, to serve at the pleasure of the board. The board may designate one or more directors as alternate members of any committees, who may replace any absent member at any meeting of the committee. Any such committee, to the extent provided in the resolution of the board, shall have all the authority of the board, except with regard to:

(a) the approval of any action which, under the North Dakota General Corporation Law, also requires stockholders' approval or approval of the outstanding shares;

(b)  the filing of vacancies on the board of directors or in any committees;

(c) the fixing of compensation of the directors for serving on the board or on any committee;

(d)  the amendment or repeal of bylaws or the adoption of new bylaws;

(e) the amendment or repeal of any resolution of the board of directors which by its express terms is not so amendable or repealable;

(f) a distribution to the stockholders of the corporation, except at a rate or in a periodic amount or within a price range determined by the board of directors; or

(g) the appointment of any other committees of the board of directors or the members thereof.

          Section 2. MEETINGS AND ACTION BY COMMITTEES. Meetings and action of committees shall be governed by, and held and taken in accordance with, the provisions of Article III, Sections 6 (place of meetings), 8 (regular meetings), 9 (special meetings and notice), 10 (quorum), 11 (waiver of notice), 12 (adjournment), 13 (notice of adjournment) and 14 (action without meeting), with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the board of directors and its members, except that the time or regular meetings of committees may be determined by resolutions of the board of directors and notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The board of directors may adopt rules for the government of any committee not inconsistent with the provisions of these bylaws. The committees shall keep regular minutes of their proceedings and report the same to the board when required.

                                  ARTICLE V

                                  OFFICERS

          Section 1. OFFICERS. The officers of the corporation shall be a chief executive officer, president, a secretary and a treasurer. The corporation may also have, at the discretion of the board of directors, a chairman of the board, one or more vice presidents, one or more assistant secretaries, one or more assistant treasurers, and such other officers as may be appointed in accordance with the provisions of Section 3 of this
Article V.  Any two or more offices may be held by the same person.

          Section 2. ELECTION OF OFFICERS. The officers of the corporation, except such officers as may be appointed in accordance with the provisions of Section 3 or Section 5 of this Article V, shall be chosen by the board of directors, and each shall serve at the pleasure of the board, subject to the rights, if any, of an officer under any contract of employment. The board of directors at its first meeting after each annual meeting of stockholders shall choose a chief executive officer, president, a secretary and a treasurer, none of whom need be a member of the board. The salaries of all officers and agents of the corporation shall be fixed by the board of directors.

          Section 3. SUBORDINATE OFFICERS, ETC. The board of directors may appoint, and may empower the chief executive officer or the president to appoint, such other officers as the business of the corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as are provided in the bylaws or as the board of directors may from time to time determine.

          Section 4. REMOVAL AND RESIGNATION OF OFFICERS. The officers of the corporation shall hold office until their successors are chosen and qualify. Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by the board of directors, at any regular or special meeting thereof, or, except in case of an officer chosen by the board of directors, by any officer upon whom such power or removal may be conferred by the board of directors.

          Any officer may resign at any time by giving written notice to the corporation. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. Any such resignation is without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party.

          Section 5. VACANCIES IN OFFICES. A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these bylaws for regular appointments to such office.

          Section 6. CHIEF EXECUTIVE OFFICER. The chief executive officer shall be the principal executive officer of the corporation and, subject to the control of the board of directors, shall, in general, have the following powers and duties:

a. He shall, subject to the direction of the board of directors, have general charge of the business, affairs and property of the corporation and general supervision over the officers, employees and agents.

b. If no chairman of the board has been chosen, or if such officer is absent or disabled, he shall preside at meetings of the stockholders and board of directors.

c.   He shall be a member of any Executive Committee.

d. He shall, except where by law the signature of the president is required or unless the board of directors shall rule otherwise, be empowered to sign or countersign with the secretary, an assistant secretary, or any other proper officer of the corporation thereunto authorized by the board of directors all certificates representing stock of the corporation, any deeds, mortgages, bonds, contracts, or other instruments of the corporation as authorized by the board of directors.

e. He shall at all times maintain the power to expressly monitor, delegate and control the duties and actions of the president of the corporation.

f.   He shall make reports to the board of directors and shareholders.

g. He shall perform such other duties as are incident to the office of chief executive officer and such other duties as may be prescribed or are properly required of him by the board of directors from time to time.

          Section 7. PRESIDENT. The president shall be the chief operating officer of the corporation and, subject to the control of board of directors and supervision of the chief executive officer, shall, in general, supervise and control all of the business and affairs of the corporation. He shall in the absence of the chief executive officer, when present, preside at all meetings of the shareholders. He shall sign, with the secretary, an assistant secretary, or any other proper officer of the corporation thereunto authorized by the board of directors, certificates for shares of the corporation, any deeds, mortgages, bonds, contracts, or other instruments which the board of directors has authorized to be executed, except in cases where the signing and execution thereof shall be expressly delegated by the board of directors or by these bylaws to some other officer or agent of the corporation, or shall be required by law to be otherwise signed or executed; and, in general, shall perform all duties incident to the office of president chief operating officer and such other duties as may be prescribed by the board of directors from time to time.

          Section 8. VICE PRESIDENTS. In the absence or disability of the president, the vice presidents, if any, in order of their rank as fixed by the board of directors or, if not ranked, a vice president designated by the board of directors, shall perform all the duties of the president, and when so acting shall have all the powers of, and be subject to all the restrictions upon, the president. The vice presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the board of directors or the bylaws, the president or the chairman of the board.

          Section 9. SECRETARY. The secretary shall attend all meetings of the board of directors and all meetings of the stockholders and shall record, keep or cause to be kept, at the principal executive office or such other place as the board of directors may order, a book of minutes of all meetings of directors, committees of directors and stockholders, with the time and place of holding, whether regular or special, and, if special, how authorized, the notice thereof given, the names of those present at directors' and committee meetings, the number of shares present or represented at stockholders' meetings, and the proceedings thereof.

          The secretary shall keep, or cause to be kept, at the principal executive office or at the office of the corporation's transfer agent or registrar, as determined by resolution of the board of directors, a share register, or a duplicate share register, showing the names of all stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates issued for the same, and the number and date of cancellation of every certificate surrendered for cancellation.

          The secretary shall give, or cause to be given, notice of all meetings of stockholders and of the board of directors required by the bylaws or by law to be given, and he shall keep the seal of the corporation in safe custody, as may be prescribed by the board of directors or by the bylaws.

          Section 10. TREASURER. The treasurer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings and shares. The books of account shall at all reasonable times be open to inspection by any director.

          The treasurer shall deposit all moneys and other valuables in the name and to the credit of the corporation with such depositaries as may be designated by the board of directors. He shall disburse the funds of the corporation as may be ordered by the board of directors, shall render to the president and directors, whenever they request it, an account of all of his transactions as treasurer and of the financial condition of the corporation, and shall have other powers and perform such other duties as may be prescribed by the board of directors or the bylaws.

          If required by the board of directors, the treasurer shall give the corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the board of directors for the faithful performance of the duties of his office and for the restoration to the corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation.


                                 ARTICLE VI

             INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES,
                              AND OTHER AGENTS

          Section 1. ACTIONS OTHER THAN BY THE CORPORATION. The corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, has no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and that, with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

          Section 2. ACTIONS BY THE CORPORATION. The corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses, including amounts paid in settlement and attorneys' fees, actually and reasonably incurred by him in connection with the defense or settlement of the action or suit if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation. Indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the corporation or for amounts paid in settlement to the corporation, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

          Section 3. SUCCESSFUL DEFENSE. To the extent that a director, officer, employee or agent of the corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 1 and 2, or in defense of any claim, issue or matter therein, he must be indemnified by the corporation against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense.

          Section 4. REQUIRED APPROVAL. Any indemnification under Sections 1 and 2, unless ordered by a court or advanced pursuant to Section 5, must be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances. The determination must be made:

(a)  By the stockholders;

(b) By the board of directors by majority vote of a quorum consisting of directors who were not parties to the act, suit or proceeding;

(c) If a majority vote of a quorum consisting of directors who were not parties to the act, suit or proceeding so orders, by independent legal counsel in a written opinion; or

(d) If a quorum consisting of directors who were not parties to the act, suit or proceeding cannot be obtained, by independent legal counsel in a written opinion.

          Section 5. ADVANCE OF EXPENSES. The articles of incorporation, the bylaws or an agreement made by the corporation may provide that the expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the corporation. The provisions of this section do not affect any rights to advancement of expenses to which corporate personnel other than directors or officers may be entitled under any contract or otherwise by law.

          Section 6. OTHER RIGHTS. The indemnification and advancement of expenses authorized in or ordered by a court pursuant to this Article VI:

               (a) Does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the articles of incorporation or any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, for either an action in his official capacity or an action in another capacity while holding his office, except that indemnification, unless ordered by a court pursuant to Section 2 or for the advancement of expenses made pursuant to Section 5, may not be made to or on behalf of any director or officer if a final adjudication establishes that his acts or omissions involved intentional misconduct, fraud or a knowing violation of the law and was material to the cause of action.

               (b) Continues for a person who has ceased to be a director, officer, employee or agent and inures to the benefit of the heirs, executors and administrators of such a person.

          Section 7. INSURANCE. The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise for any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of this Article VI.

          Section 8. RELIANCE ON PROVISIONS. Each person who shall act as an authorized representative of the corporation shall be deemed to be doing so in reliance upon the rights of indemnification provided by this Article.

          Section 9. SEVERABILITY. If any of the provisions of this Article are held to be invalid or unenforceable, this Article shall be construed as if it did not contain such invalid or unenforceable provision and the remaining provisions of this Article shall remain in full force and effect.

          Section 10. RETROACTIVE EFFECT. To the extent permitted by applicable law, the rights and powers granted pursuant to this Article VI shall apply to acts and actions occurring or in progress prior to its adoption by the board of directors.

                                 ARTICLE VII

                              RECORDS AND BOOKS

          Section 1. MAINTENANCE OF SHARE REGISTER. The corporation shall keep at its principal executive office, or at the office of its transfer agent or registrar, if either be appointed and as determined by resolution of the board of directors, a record of its stockholders, giving the names and addresses of all stockholders and the number and class of shares held by each stockholder.

          Section 2. MAINTENANCE OF BYLAWS. The corporation shall keep at its principal executive office, or if its principal executive office is not in this State at its principal business office in this State, the original or a copy of the bylaws as amended to date, which shall be open to inspection by the stockholders at all reasonable times during office hours. If the principal executive office of the corporation is outside this state and the corporation has no principal business office in this state, the secretary shall, upon the written request of any stockholder, furnish to such stockholder a copy of the bylaws as amended to date.

          Section 3. MAINTENANCE OF OTHER CORPORATE RECORDS. The accounting books and records and minutes of proceedings of the stockholders and the board of directors and any committee or committees of the board of directors shall be kept at such place or places designated by the board of directors, or, in the absence of such designation, at the principal executive office of the corporation. The minutes shall be kept in written form and the accounting books and records shall be kept either in written form or in any other form capable of being converted into written form.

          Every director shall have the absolute right at any reasonable time to inspect and copy all books, records and documents of every kind and to inspect the physical properties of this corporation and any subsidiary of this corporation. Such inspection by a director may be made in person or by agent or attorney and the right of inspection includes the right to copy and make extracts. The foregoing rights of inspection shall extend to the records of each subsidiary of the corporation.

          Section 4. ANNUAL REPORT TO STOCKHOLDERS. Nothing herein shall be interpreted as prohibiting the board of directors from issuing annual or other periodic reports to the stockholders of the corporation as they deem appropriate.

          Section 5. FINANCIAL STATEMENTS. A copy of any annual financial statement and any income statement of the corporation for each quarterly period of each fiscal year, and any accompanying balance sheet of the corporation as of the end of each such period, that has been prepared by the corporation shall be kept on file in the principal executive office of the corporation for twelve (12) months.

          Section 6. ANNUAL LIST OF DIRECTORS, OFFICERS AND RESIDENT AGENT. The corporation shall, each year, file with the Secretary of State of the State of North Dakota, on the prescribed form, a list of its officers and directors and a designation of its resident agent in North Dakota.


                                ARTICLE VIII

                          GENERAL CORPORATE MATTERS

          Section 1. RECORD DATE. For purposes of determining the stockholders entitled to notice of any meeting or to vote or entitled to receive payment of any dividend or other distribution or allotment of any rights or entitled to exercise any rights in respect of any other lawful action, the board of directors may fix, in advance, a record date, which shall not be more than sixty (60) days nor less than ten (10) days prior to the date of any such meeting nor more than sixty (60) days prior to any other action, and in such case only stockholders of record on the date so fixed are entitled to notice and to vote or to receive the dividend, distribution or allotment of rights or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date fixed as aforesaid, except as otherwise provided in the North Dakota General Corporation Law.

          If the board of directors does not so fix a record date:

               (a) The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held.

               (b) The record date for determining stockholders entitled to give consent to corporate action in writing without a meeting, when no prior action by the board has been taken, shall be the day on which the first written consent is given.

               (c) The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the board adopts the resolution relating thereto, or the sixtieth (60th) day prior to the date of such other action, whichever is later.

          Section 2. CLOSING OF TRANSFER BOOKS. The directors may prescribe a period not exceeding sixty (60) days prior to any meeting of the stockholders during which no transfer of stock on the books of the corporation may be made, or may fix a date not more than sixty (60) days prior to the holding of any such meeting as the day as of which stockholders entitled to notice of and to vote at such meeting shall be determined; and only stockholders of record on such day shall be entitled to notice or to vote at such meeting.

          Section 3. REGISTERED STOCKHOLDERS. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of North Dakota.

          Section 4. CHECKS, DRAFTS, EVIDENCES OF INDEBTEDNESS. All checks, drafts or other orders for payment of money, notes or other evidences of indebtedness, issued in the name of or payable to the corporation, shall be signed or endorsed by such person or persons and in such manner as, from time to time, shall be determined by resolution of the board of directors.

          Section 5. CORPORATE CONTRACTS AND INSTRUMENTS; HOW EXECUTED. The board of directors, except as in the bylaws otherwise provided, may authorize any officer or officers, agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation, and such authority may be general or confined to specific instances; and, unless so authorized or ratified by the board of directors or within the agency power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or to any amount.

          Section 6. STOCK CERTIFICATES. A certificate or certificates for shares of the capital stock of the corporation shall be issued to each stockholder when any such shares are fully paid, and the board of directors may authorize the issuance of certificates or shares as partly paid provided that such certificates shall state the amount of the consideration to be paid therefor and the amount paid thereon. All certificates shall be signed in the name of the corporation by the chief executive officer or president or vice president and by the treasurer or an assistant treasurer or the secretary or any assistant secretary, certifying the number of shares and the class or series of shares owned by the stockholder. When the corporation is authorized to issue shares of more than one class or more than one series of any class, there shall be set forth upon the face or back of the certificate, or the certificate shall have a statement that the corporation will furnish to any stockholders upon request and without charge, a full or summary statement of the designations, preferences and relatives, participating, optional or other special rights of the various classes of stock or series thereof and the qualifications, limitations or restrictions of such rights, and, if the corporation shall be authorized to issue only special stock, such certificate must set forth in full or summarize the rights of the holders of such stock. Any or all of the signatures on the certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were an officer, transfer agent or registrar at the date of issue.

          No new certificate for shares shall be issued in place of any certificate theretofore issued unless the latter is surrendered and cancelled at the same time; provided, however, that a new certificate may be issued without the surrender and cancellation of the old certificate if the certificate thereto fore issued is alleged to have been lost, stolen or destroyed. In case of any such allegedly lost, stolen or destroyed certificate, the corporation may require the owner thereof or the legal representative of such owner to give the corporation a bond (or other adequate security) sufficient to indemnify it against any claim that may be made against it (including any expense or liability) on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

          Section 7. DIVIDENDS. Dividends upon the capital stock of the corporation, subject to the provisions of the articles of incorporation, if any, may be declared by the board of directors at any regular or special meeting pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the articles of incorporation.

          Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the directors shall think conducive to the interest of the corporation, and the directors may modify or abolish any such reserves in the manner in which it was created.

          Section 8. FISCAL YEAR. The fiscal year of the corporation shall be December 31st.

          Section  9.      SEAL.   The  corporate seal shall  have  inscribed
thereon the name of the corporation, the year of its incorporation and the words "Corporate Seal, North Dakota."

          Section 10. REPRESENTATION OF SHARES OF OTHER CORPORATIONS. The chairman of the board, the president, or any vice president, or any other person authorized by resolution of the board of directors by any of the foregoing designated officers, is authorized to vote on behalf of the corporation any and all shares of any other corporation or corporations, foreign or domestic, standing in the name of the corporation. The authority herein granted to said officers to vote or represent on behalf of the corporation any and all shares held by the corporation in any other corporation or corporations may be exercised by any such officer in person or by any person authorized to do so by proxy duly executed by said officer.

          Section 11. CONSTRUCTION AND DEFINITIONS. Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the North Dakota General Corporation Law shall govern the construction of the bylaws. Without limiting the generality of the foregoing, the singular number includes the plural, the plural number includes the singular, and the term "person" includes both a corporation and a natural person.


                                 ARTICLE IX

                                 AMENDMENTS

          Section 1. AMENDMENT BY STOCKHOLDERS. New bylaws may be adopted or these bylaws may be amended or repealed by the affirmative vote of a majority of the outstanding shares entitled to vote, or by the written assent of stockholders entitled to vote such shares, except as otherwise provided by law or by the articles of incorporation.

          Section 2. AMENDMENT BY DIRECTORS. Subject to the rights of the stockholders as provided in Section 1 of this Article, bylaws may be adopted, amended or repealed by the board of directors.

                          CERTIFICATE OF SECRETARY




          I, the undersigned, do hereby certify:

          1.    That  I  am the duly elected and acting secretary  of  DAKOTA
IMAGING, INC. (TO BE KNOWN AS VOYAGER ENTERTAINMENT INTERNATIONAL, INC.) HOLDINGS LTD., a North Dakota corporation; and

          2. That the foregoing Bylaws, comprising twenty-three (23) pages, constitute the Bylaws of said corporation as duly adopted and approved by the board of directors of said corporation by a Unanimous Written Consent dated as of __________, 2002 and duly adopted and approved by the stockholders of said corporation at a special meeting held on ________, 2002.

          IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed the seal of said corporation this ____ day of __________, 2002.



                                   ______________________________
                                   RICHARD HANNIGAN, Secretary